SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AeroCentury Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AEROCENTURY CORP.
NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2013

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of AeroCentury Corp. (the “Company”), which will be held at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California at 12:00 p.m. on May 9, 2013, for the following purposes:

1.           To elect two directors to the Board of Directors;
2.	To approve, in an advisory (non-binding) vote, the Company’s executive compensation as disclosed in the accompanying Proxy Statement;
3.	To approve an advisory (non-binding) proposal to determine whether the stockholder vote to approve executive compensation (Item 2 above) should occur every 1, 2 or 3 years;
4.	To consider and vote upon a proposal to ratify the selection of BDO USA, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013; and
5.	To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 11, 2013, as the record date for determining those stockholders who will be entitled to vote at the 2013 Annual Meeting of Stockholders.  The stock transfer books will not be closed between the record date and the date of the meeting.

A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented by proxy for the transaction of business at the Annual Meeting.  Accordingly, it is important that your shares be represented at the 2013 Annual Meeting of Stockholders.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.  Your proxy may be revoked at any time prior to the time it is voted.

If you plan to attend the meeting, please call the Company’s Investor Relations Department at (650) 340-1888, so that your name can be placed on the guest list at the Hiller Aviation Museum entrance.  Please read the proxy material carefully.  Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Sincerely yours,
 /s/ Neal D. Crispin
Neal D. Crispin

CHAIRMAN OF THE BOARD
March 28, 2013
Burlingame, California

PROXY STATEMENT
FOR
2013 ANNUAL MEETING OF STOCKHOLDERS
OF
AEROCENTURY CORP.
TO BE HELD ON MAY 9, 2013

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of AEROCENTURY CORP. (the “Company”) of proxies to be voted at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting” or the “Annual Meeting”), which will be held at 12:00 p.m. on May 9, 2013, at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2013 Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about March 28, 2013.  The Company's 2012 Annual Report was mailed to stockholders concurrently with this Proxy Statement.  The 2012 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on March 11, 2013, was the record date for stockholders entitled to notice of, and to vote at, the 2013 Annual Meeting.  As of that date, the Company had 1,543,257 shares of Common Stock, $0.001 par value (the “Common Stock”), issued and outstanding, excluding shares held by the Company as treasury stock.  The presence at the Annual Meeting of a majority of the issued and outstanding Common Stock, or 771,629 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 2013 Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.  Your proxy may be revoked at any time prior to the time it is voted.

If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co., you are considered the “stockholder of record” with respect to these shares and the Company is sending these proxy materials directly to you.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.  To grant your voting proxy, you should return the enclosed proxy card to the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held “in street name” and your broker or nominee, who is considered the stockholder of record with respect to those shares, is forwarding these proxy materials to you.  As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote those shares in person at the Annual Meeting.  To direct your broker or nominee on how to vote your shares, you must return the enclosed voting instruction card to your broker or nominee.

Shares of the Company's Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2013 Annual Meeting in accordance with the instructions of the stockholder of record contained therein.  In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the director nominees as described herein under “Proposal 1: Election of Directors”; FOR approval, in an advisory (non-binding) vote, of the Company’s executive compensation as disclosed in this Proxy Statement as described herein under “Proposal 2:  Advisory Vote on Executive Compensation”; FOR approval of an advisory (non-binding) proposal that the advisory (non-binding) stockholder vote to approve executive compensation occur every year as described herein under “Proposal 3:  Advisory Vote on Frequency of an Advisory Vote on Executive Compensation”; and FOR ratification of the selection of BDO USA, LLP as independent registered public accounting firm as described herein under “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm.”  The Company does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement.  If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.  Proxies will confer upon the proxy holders discretionary authority to vote upon matters that may properly be raised at the Annual Meeting, but are unknown to the Company as of the date hereof.  In addition, the proxies confer upon the proxy holders the authority to adjourn or postpone the Annual Meeting in order to assure that all stockholders who wish to vote on the matters will be able to cast their votes and to act upon the matters incident to the conduct of the meeting.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the Annual Meeting by: (1) delivering to the Company (to the attention of Toni Perazzo, Secretary, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010) a written notice of revocation, (2) delivering a duly executed proxy or voting instructions bearing a later date before the Annual Meeting (to the attention of Toni Perazzo, Secretary, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010) or (3) attending the Annual Meeting and voting in person.

A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter.  The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature.  The election of directors, the advisory vote on executive compensation and the advisory vote on the frequency of the advisory vote on executive compensation are considered “non-routine” matters.  Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on these non-routine matters.  If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with these non-routine matters.  The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2013 is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner.  Broker non-votes are counted for purposes of determining a quorum, but will have no effect on the election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency of the advisory vote on executive compensation.  Broker non-votes will have the same effect as votes against the ratification of the selection of BDO USA, LLP.

Stockholder Vote Required to Approve Proposal 1.  The election of a director by stockholders shall be determined by a plurality of the votes cast by the stockholders of record entitled to vote at the election present in person or represented by proxy, and the nominees receiving the greatest number of affirmative votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected, provided a quorum is present.  Abstentions and broker non-votes will not be counted toward a nominee’s total.  Because brokers or other nominees who hold shares “in street name” do not have discretionary voting authority over such shares in an election of directors, shares held “in street name” will not be voted in this election for a director unless the holder specifically instructs the holder’s brokers or other nominees on how to vote.

Stockholder Vote Required to Approve Proposal 2. The proposal on approval of executive compensation will be approved in a non-binding advisory vote if the votes cast in favor exceed the votes cast against approval. Abstentions and broker non-votes will not be counted as either a vote “For” or “Against” Proposal 2.  Because brokers or other nominees who hold shares “in street name” do not have discretionary voting authority over such shares in such non-routine matters, shares held “in street name” will not be voted on this advisory vote on executive compensation unless the holders specifically instruct their brokers or other nominees on how to vote.

Stockholder Vote Required to Approve Proposal 3.  The frequency of the advisory vote on executive compensation will be determined in a non-binding advisory vote by the interval (1, 2 or 3 years) receiving the greatest number of votes cast.  Abstentions and broker non-votes will not be counted as a vote for either 1 year, 2 years or 3 years with respect to Proposal 3.  Because brokers or other nominees who hold shares “in street name” do not have discretionary voting authority over such shares in such non-routine matters, shares held “in street name” will not be voted on this advisory vote on the frequency of the advisory vote on executive compensation unless the holders specifically instruct their brokers or other nominees on how to vote.

Stockholder Vote Required to Approve Proposal 4.  Ratification of the Company’s selection of independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting, provided a quorum is present.  As a result, abstentions will have the same effect as votes against the proposal.  As stated above, a broker or other nominee that holds shares “in street name” has discretionary voting power to vote on this matter in the absence of instruction from the beneficial owner.

The entire cost of soliciting proxies will be borne by the Company.  Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, facsimile or special letter by officers and Company employees for no additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders sharing the same household.  The Company will promptly deliver a separate copy of either document to any stockholder requesting such copies who contacts the Company’s Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.  If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive only a single copy of the proxy statement and annual report for a stockholder’s household in the future, the stockholder should contact the stockholder’s broker, other nominee record holder, or the Company’s Investor Relations Department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL 1:
ELECTION OF DIRECTORS

Two of the Company’s five directors will be elected at the 2013 Annual Meeting.  The Board of Directors has nominated the nominees set forth below.  The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below, unless instructions to the contrary are marked on the proxy.  In the event that a nominee is unable or declines to serve as a director at the time of the 2013 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  In the event that additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them for the nominees listed below.  As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.  The term of office of a person elected as a director at the Annual Meeting will continue until the 2016 Annual Meeting of Stockholders or until the director's resignation, or removal or successor has been elected.

Nominees To Board Of Directors

Mr. Neal D. Crispin, age 67.  Mr. Crispin is Chairman of the Board and President of the Company.  He is a member of the Executive Committee of the Board and has served on the Board since the Company’s inception in 1997.  He has also served as President and Chairman of the Board of JetFleet Management Corp. (“JMC”), the management company for AeroCentury Corp. since the Company’s founding in 1997.  Since 1983, he has been President and Chairman of CMA Consolidated, Inc. (“CMA”), an investment management firm that is no longer active.  Since 2005, he has served as the President of Structured Funding, Inc., an investment management firm.  Since 2007, he has served as the President of Passport Holding Corp., an investment services firm.  Since 2007, he has served as a Director of NuCapital Curaçao B.V., a private energy development company. Prior to forming CMA in 1983, Mr. Crispin spent two years as Vice President-Finance of an oil and gas company.  Previously, Mr. Crispin was a manager with Arthur Young & Co., Certified Public Accountants.  Prior to joining Arthur Young & Co., Mr. Crispin served as a management consultant, specializing in financial consulting.  Mr. Crispin is the husband of Toni M. Perazzo, a director and officer of JMC and the Company.  He received a Bachelor’s Degree in Economics from the University of California at Santa Barbara and a Master’s Degree in Business Administration (specializing in Finance) from the University of California at Berkeley.  Mr. Crispin, a certified public accountant, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

The Board of Directors has concluded that Mr. Crispin should serve as a director of the Company because of his knowledge of the Company’s business operations and history, his many years of experience with JMC, and his experience in finance and leasing.

             Mr. Evan M. Wallach, age 58.  Mr. Wallach is President and Chief Executive Officer of Global Airfinance Services, an aviation consulting business he founded in 1998 and returned to in June 2012. Mr. Wallach is a member of the Audit Committee and has served on the Board since 1997.  From December 2009 until June 2012, Mr. Wallach was Managing Director, Aviation/Transportation Markets at Jefferies & Company, Inc.  From 2005 to 2009, Mr. Wallach was a Managing Director, Airline/Aircraft Securities Sales at Guggenheim Capital Markets, LLC, a securities broker/dealer.  From 2001 to 2005, he served as Managing Director, Fixed Income Institutional Sales, at Piper Jaffray LLC, and from 1998 to 2001 he served as Vice President, Finance of C-S Aviation Inc., an aviation consulting firm.  Mr. Wallach has specialized in aircraft and airline financing for over thirty years, having held senior level positions with The CIT Group, Bankers Trust Company, Kendall Capital Partners, Drexel Burnham Lambert, and American Express Aircraft Leasing.  Mr. Wallach received a Bachelor’s Degree in Political Science from State University of New York at Stony Brook and a Master’s Degree in Business Administration from the University of Michigan.

The Board of Directors has concluded that Mr. Wallach should serve as a director of the Company because of his knowledge of the Company’s business and history, and his expertise in aircraft finance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is requesting your advisory approval of the compensation of the Company’s named executive officers as disclosed in the compensation table and the narrative discussion set forth in this Proxy Statement.  This non-binding advisory vote is commonly referred to as a “say on pay” vote.  Because the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its named executive officers.  Instead, the named executive officers of the Company are compensated in their capacities as employees of JMC. You are encouraged to carefully review the information concerning compensation paid by JMC to the Company’s named executive officers beneath the caption “Executive Compensation” in the section of this Proxy Statement entitled “Information Regarding the Company’s Directors and Officers”.

The Company asks you to indicate your support for the compensation of the Company’s named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the practices described in this Proxy Statement. Accordingly, the Company requests that you vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby approved.”

While the results of this advisory vote are not binding, the Board of Directors will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3:
ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

You are being provided with the opportunity to cast an advisory vote on how frequently the Company should seek an advisory vote on the compensation of its named executive officers, commonly referred to as a “say on pay” vote, as provided in Proposal 2. This non- binding advisory vote is commonly referred to as the “frequency of say on pay” vote.  Under this Proposal 3, you may vote on whether you would prefer to have a “say on pay” vote every year, every 2 years or every 3 years.

The Board of Directors believes that the “say on pay” advisory vote should be conducted every year. An annual advisory vote on executive compensation will allow the Company’s stockholders to provide input on the Company’s compensation practices as disclosed in the proxy statement every year.

You may cast your vote on your preferred “say on pay” voting frequency by choosing the option of 1 year, 2 years or 3 years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of 1 year, 2 years, or 3 years that receives the highest number of votes cast on this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”

You are not voting to approve or disapprove the Board of Director’s recommendation.

While this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board of Directors will give careful consideration to the choice that receives the most votes when considering the frequency of future “say on pay” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR A “1 YEAR” FREQUENCY FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 4:
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO USA, LLP served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2012.  The Board of Directors desires the firm to continue in this capacity for the current fiscal year.  Accordingly, a proposal will be presented at the Annual Meeting to ratify the selection of BDO USA, LLP by the Board of Directors as independent registered public accounting firm to audit the accounts and records of the Company for the fiscal year ending December 31, 2013, and to perform other appropriate services.  In the event that stockholders fail to ratify the selection of BDO USA, LLP, the Board of Directors will reconsider such selection.

A representative of BDO USA, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION REGARDING AUDITORS

Audit and Audit-Related Fees.    The aggregate fees accrued by the Company as payable to BDO USA, LLP (the “Auditor”) for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2012, and for the review of the financial statements included in the Company's Forms 10-Q during the 2012 fiscal year was $256,000.  During the fiscal year ended December 31, 2012, the Company did not accrue any fees payable to the Auditor for audit-related services or Sarbanes-Oxley internal controls compliance review.

The aggregate fees accrued by the Company as payable to the Auditor for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2011, and for the reviews of the financial statements included in the Company's Forms 10-Q during the 2011 fiscal year were $275,000.  During the fiscal year ended December 31, 2011, the Company accrued no fees payable to the Auditor for audit-related services or Sarbanes-Oxley internal controls compliance review.

Tax Fees.  The Company made no payments to the Auditor for tax-related services, including tax planning and preparation of returns, in the fiscal years ended December 31, 2011 and 2012.

All Other Fees.  No other fees were paid to the Auditor in the fiscal years ended December 31, 2011 and 2012.

Audit Committee Approval.  The retainer agreements between the Company and the Auditor containing the terms and conditions and estimated fees to be paid to the Auditor for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of their respective engagements. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditor.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary.  One hundred percent of the audit-related fees and tax fees paid to the Auditor in the fiscal years ended December 31, 2011 and 2012 were pre-approved by the Audit Committee.  The Auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditor in accordance with this pre-approval, and the fees for the services performed to date.  None of the services rendered by the Auditor were rendered pursuant to the de minimis exception established by the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, internal controls, audit process and process for monitoring compliance with laws and regulations.  The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Auditor.  The members of the Audit Committee are independent (as defined in Section 803A of the NYSE MKT Company Guide).  The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process.  The Company's Auditor, BDO USA, LLP, is responsible for expressing an opinion on the fairness and conformity of the Company's audited financial statements to generally accepted accounting principles.  In this context, the Audit Committee hereby reports as follows:

1.           The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

                2.           The Audit Committee discussed with the Auditor the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (The Auditor’s Communication With Those Charged With Governance) (“SAS 61”), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.         The Audit Committee reviewed and discussed with BDO USA, LLP its judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to SAS 61.

4.           The Audit Committee reviewed and discussed with BDO USA, LLP its independence from the Company and its management.  As part of that review, BDO USA, LLP provided the Audit Committee the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.

5.           Based on the review and discussion referred to in paragraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

The Audit Committee held six meetings during the fiscal year ended December 31, 2012.

Submitted by the Audit Committee of the Board of Directors:

Thomas W. Orr, Chair
Roy E. Hahn
Evan M. Wallach

INFORMATION REGARDING THE COMPANY’S
DIRECTORS AND OFFICERS

Current Board Of Directors

When considering whether directors and nominees have the experience, qualifications, attributes, skills, diversity of experience and background, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth below.

The following directors have a term expiring at the Company’s 2013 Annual Meeting:  Neal D. Crispin and Evan M. Wallach.  Each has been nominated for re-election to the Board of Directors.  For biographical information on Messrs. Crispin and Wallach, see “PROPOSAL 1: ELECTION OF DIRECTORS,” above.

The following directors have terms expiring at the Company’s 2014 Annual Meeting of Stockholders:

Mr. Roy E. Hahn, age 61.  Mr. Hahn is a member of the Audit Committee of the Board of Directors and has served on the Board since 2007.  Mr. Hahn is currently Managing Director of Marbridge Group, LLC, an alternative investment management firm he founded in 2004.  Prior to his founding of Marbridge Group, LLC, he was Managing Director of Chenery Associates, an investment management firm.  Mr. Hahn was a Director at Coopers & Lybrand from 1987 to 1988, and a tax partner with that firm from 1989 to 2003.  Prior to Coopers & Lybrand, he was a partner at Arthur Young & Co.  His educational background includes a Bachelor's Degree in Accounting from San Francisco State University.  Mr. Hahn is a certified public accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

The Board of Directors has concluded that Mr. Hahn should serve as a director of the Company because of his knowledge of the Company’s business and history, his status as an “audit committee financial expert” and his overall expertise in accounting and finance principles and international finance transactions.

Ms. Toni M. Perazzo, age 66.  Ms. Perazzo is a member of the Executive Committee of the Board of Directors and has served on the Board since the Company’s inception in 1997.  She is the Company’s Chief Financial Officer, Treasurer, Senior Vice President-Finance and Secretary and has held these same positions with JetFleet Management Corp. (“JMC”), the management company for AeroCentury Corp., since 1994, and CMA Consolidated, Inc. (“CMA”), an investment management firm which is no longer active, since 1990.  Since 2005, she has also been Senior Vice President-Finance at Structured Funding, Inc., an investment management firm.  Prior to joining CMA in 1990, she was Assistant Vice President for a savings and loan, controller of an oil and gas syndicator and a senior auditor with Arthur Young & Co., Certified Public Accountants.  Ms. Perazzo is the wife of Neal D. Crispin, a director and officer of JMC and the Company.  She received her Bachelor’s Degree from the University of California at Berkeley, and her Master’s Degree in Business Administration from the University of Southern California.  Ms. Perazzo is a certified public accountant and member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

The Board of Directors has concluded that Ms. Perazzo should serve as a director of the Company because of her knowledge of the Company’s business and history, capitalization structure and finances, and her accounting and audit experience, as well as her many years of experience with JMC.

The following director has a term expiring at the Company’s 2015 Annual Meeting of Stockholders.

Mr. Thomas W. Orr, age 79.  Mr. Orr has served on the Company’s Board of Directors since 1997, and was also, during that time, Chair of the Audit Committee of the Board of Directors.  Mr. Orr is currently a self-employed consultant on accounting matters.  Since 2003, Mr. Orr has served as a Director of Internet Patents Corp, (formerly known as “InsWeb”), a publicly traded online insurance marketplace.  From 1992 until 2002, Mr. Orr was a partner at the accounting firm of Bregante + Company LLP.  Prior to that, beginning in 1986, Mr. Orr was Vice President, Finance, at Scripps League Newspapers, Inc.  Beginning in 1958, Mr. Orr was in the audit department of Arthur Young & Co., Certified Public Accountants, where he retired as a partner in 1986.  Mr. Orr received his Bachelor’s Degree in Business Administration, with distinction (Accounting major), from the University of Minnesota.  Mr. Orr is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and a former member of the California State Board of Accountancy.

The Board of Directors has concluded that Mr. Orr should serve as a director of the Company because of his knowledge of the Company’s business and history, his status as an “audit committee financial expert,” and his experience with and understanding of corporate governance principles.

Board Meetings and Committees

The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2012.  During the last year, no incumbent director attended fewer than 75% of the meetings of the Board of Directors and its committees on which he or she served that were held during the period in which he or she was a director.

The Company has an Audit Committee and an Executive Committee of the Board of Directors.  The Audit Committee operates under a charter approved by the Board of Directors.  The Audit Committee meets with the Company's financial management and its independent registered public accounting firm to review internal financial information, audit plans and results, and financial reporting procedures.  This committee currently consists of Thomas W. Orr, Chair, Roy E. Hahn, and Evan M. Wallach.  The Board has determined that Messrs. Orr, Hahn, and Wallach are independent within the meaning of “independence” as set forth in the NYSE MKT Company Guide.

The Board of Directors has determined that at least two members of the Audit Committee, Messrs. Orr and Hahn, are “audit committee financial experts” within the meaning of Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended.  Each of Messrs. Orr and Hahn is also an “independent director” within the meaning of Section 803A of the NYSE MKT Company Guide.  Mr. Orr is a self-employed accounting consultant and former partner of the accounting firms Bregante + Company LLP and Arthur Young & Co., Certified Public Accountants.  Mr. Hahn is a founder of Marbridge Group, LLC, an alternative investment management firm, and prior to that was a tax partner in the accounting firms of Coopers & Lybrand and Arthur Young & Co.  In the course of their respective careers, each of Messrs. Orr and Hahn acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The Audit Committee held six meetings during the fiscal year ended December 31, 2012.

The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the Board of Directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law.  The Executive Committee currently consists of two directors, Neal D. Crispin, Chair, and Toni M. Perazzo.

The Company does not have a formal Nominating Committee.  The independent directors separately consider and make recommendations to the full Board of Directors regarding any candidate being considered to serve on the Board of Directors.  The full Board of Directors reviews potential candidates for the Board of Directors.  While the Board of Directors does not have a specific policy for considering nominees recommended by stockholders, this does not mean that a recommendation would not be considered if received from a stockholder.  The Board has not yet considered a procedure for considering nominees recommended by stockholders in addition to the procedures already set forth in the Bylaws of the Company.  It believes that the current informal consideration process has been adequate in light of the historical absence of stockholder proposals.  In any event, there would be no difference between the manner in which the Board of Directors would evaluate a nominee for director whether recommended by a stockholder or recommended by a member of the Board of Directors or one of the Company’s executive officers.  The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.  Additionally, other than attempting to constitute the Board of Directors with directors who have skills and experience that are relevant and helpful to the Company's industry and operations and who have the desire and capacity to actively serve, the Board of Directors does not have a policy of considering diversity in identifying director nominees.

In reviewing potential candidates for the Board, the Board of Directors considers the individual's experience in the Company's industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate's interest in the business of the Company, as well as numerous other subjective criteria.  Of greatest importance is the individual's integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the Company.  The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Since the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its officers.  As a result, the Company has no compensation committee.

Board Leadership Structure

The Board believes that the Company’s President is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities for the Company, leading the Board in discussions regarding the Company’s business and industry, and focusing the Board on execution of strategy.  Independent directors and management have different perspectives and roles in strategy development.  The Company’s independent directors bring experience, oversight and expertise from outside the Company and its industry, while the President brings Company-specific and industry-specific experience and expertise.  The Board believes that the combined role of Chairman and President promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

Board of Directors’ Role in Risk Oversight

The Company is exposed to a number of operational and financial risks.  The Board plays an active role in overseeing management of such risks.  The Company’s President (who is himself a member of the Board) is directly responsible for a number of operational risks, such as the risks inherent in acquiring and owning used aircraft or engines, the risks associated with leasing such aircraft or engines to air carriers, and the risks inherent in disposing of such aircraft or engines.  The Board regularly receives reports from the President on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans.  The Company’s Chief Financial Officer (who is herself a member of the Board) is directly responsible for a number of financial risks, such as the risks associated with the Company’s credit and liquidity.  The Board regularly receives reports from the Chief Financial Officer on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans.  The Board also meets and confers regularly with the Company’s management to identify other risks faced by the Company.  The Company believes that the inclusion of these members of senior management of the Company on the Board provides the Board with visibility into and access to the details underlying the risks the Company faces, and thereby enhances the quality of the Board’s risk oversight.  Also, the Audit Committee oversees management of certain specific financial risks, such as variable interest rate risk.

Communication between Stockholders and Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors and does not believe such procedures are necessary at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.

Director Attendance at Annual Meeting

It is the policy of the Company and Board of Directors that directors attend the Annual Meeting and be available for questions from the stockholders.  All directors, including the director nominated for election, were in attendance at the 2012 Annual Meeting.  It is anticipated that the directors nominated for election at the 2013 Annual Meeting will also be in attendance at that meeting.

Board Independence

If the nominees to the Board of Directors are elected, a majority of the Board of Directors of the Company, consisting of Messrs. Orr, Hahn, and Wallach, will be “independent directors,” as defined in accordance with Section 803A of the NYSE MKT Company Guide.

Involvement in Legal Proceedings

No director or associate of a director is involved in a material proceeding as a party adverse to the Company or with a material interest adverse to the Company.

Director Compensation

Non-employee board members are paid an annual fee in quarterly installments and are also reimbursed for all reasonable out-of-pocket costs incurred in connection with their attendance at such meetings of the Board of Directors.  The Company increased the annual fee payable to non-employee directors from $20,000 to $25,000 effective beginning in the fourth quarter of 2012, resulting in payment of an annual fee of $21,250 to each non-employee director in 2012.  Non-employee members also receive $1,000 annually for each committee membership, and the audit committee chair receives an additional $3,000.  Board members who are officers of the Company do not receive any compensation for Board or committee membership.  No member of the Company’s Board of Directors receives equity compensation in relation to his/her service as a member of the Company’s Board of Directors.

The table below provides the compensation of the Company’s directors for the fiscal year ended December 31, 2012:

FISCAL YEAR 2012 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) (1)	Total ($)
Roy E. Hahn	22,250	22,250
Thomas W. Orr	25,250	25,250
Evan M. Wallach	22,250	22,250

(1)
Neal Crispin and Toni Perazzo were officers of the Company and JMC during 2012 and therefore did not receive compensation for their respective service as members of the Company’s Board of Directors or committee thereof, in accordance with the Company’s director compensation policy.  Mr. Orr earned $21,250 as a non-employee member of the Board, an additional $1,000 for his membership on the Audit Committee and an additional $3,000 for chairing the Audit Committee.  Each of Messrs. Wallach and Hahn earned $21,250 as a non-employee member of the Board and an additional $1,000 for each of their respective memberships on the Audit Committee.

Officers And Key Employees

For biographies of Neal D. Crispin, President & Chairman of the Board, and Toni M. Perazzo, Chief Financial Officer, Treasurer, Senior Vice President - Finance, & Secretary, see “Board of Directors” above.  Listed below are the other officers of the Company who are also key officers and employees of JMC, and are responsible for the management of various aspects of the Company’s business:

Mr. Brian J. Ginna, Vice President, Corporate Development, age 44. Mr. Ginna is responsible for all corporate communications, investor relations and public relations of the Company and JMC.  Mr. Ginna joined the Company and JMC in 2001, and has served as Controller for CMA, which he joined in 1991.  Mr. Ginna received a Bachelor’s Degree in Finance from Babson College.

Mr. Jack Humphreys, Vice President, Customer Relations, age 65. Mr. Humphreys is responsible for portfolio aircraft maintenance and acts as a liaison with manufacturers and the technical departments of lessees.  Mr. Humphreys has over thirty-five years of experience in aviation and has been with the Company and JMC since July 2002.  He has held several positions in the industry in the areas of aviation maintenance management, quality assurance, aviation safety and training development.  Before joining the Company, Mr. Humphreys was an Aviation Quality Control Manager for Raytheon-Range Systems Engineering-Raytheon Corporation from 1992 to 2002, where he was responsible for maintaining airworthiness for a fleet of airplanes and helicopters.  Mr. Humphreys holds a degree in Professional Aeronautics from Embry-Riddle Aeronautical University, a Bachelor’s Degree in Business Management from Columbia College, and an FAA Airframe and Powerplant certification.

Mr. Byron Hurey, Vice President, Aircraft Acquisitions, age 65.  Mr. Hurey is responsible for identifying, recommending and completing aircraft acquisition and lease opportunities.  Mr. Hurey joined the Company and JMC in February 2007.  From 2001 to 2007, Mr. Hurey was a self-employed consultant specializing in equipment leasing.  Mr. Hurey is a former U.S. Navy aviator and has held significant marketing and sales positions in the aerospace and financial community over the past thirty years.  Among his past responsibilities were positions at Gates Learjet, PLM International, ATEL Financial Corporation and Sansome Street Holdings.  Mr. Hurey is a graduate of Cornell University with a degree in Business Administration.

Mr. Harold M. Lyons, Vice President, Finance, age 54.  Mr. Lyons is responsible for overseeing tax accounting and tax analysis as well as Sarbanes-Oxley internal controls compliance review.  Mr. Lyons joined the Company and JMC in October 2003.  Since 2005, Mr. Lyons has also served as the Senior Vice President of Structured Funding, Inc.  Since 1992, Mr. Lyons has also served as the Senior Vice President of CMA.  Prior to joining CMA in 1992, Mr. Lyons was a Manager in the Tax Department of Coopers & Lybrand, Certified Public Accountants and, before that, Mr. Lyons was a Manager in the Tax Department of Arthur Young & Co., Certified Public Accountants.  He received a Bachelors Degree in Business Administration (specializing in Accounting and Applied Economics) and a Masters Degree in Business Administration (specializing in finance and management science) from the University of California, Berkeley.  Mr. Lyons is a certified public accountant, and is a member of the American Institute of Certified Public Accountants (and a member of the Tax Section) and of the California Society of Public Accountants.

Mr. Frank Pegueros, Senior Vice President, Operations, age 53. Mr. Pegueros is responsible for negotiation of aircraft acquisitions and aircraft remarketing and sales, as well as drafting of contractual documents.  Mr. Pegueros joined JMC and the Company in 2007 and was previously in a variety of positions with United Airlines over a twenty-year period.  Initially as power plant engineer and finally as a senior aircraft sales executive, he was a member of the United's aircraft team responsible for aircraft acquisitions and sales as well as lender negotiations.  He is a graduate of Cal Poly State University with BS in Aeronautical Engineering.

Mr. Glenn Roberts, Vice President, Controller, age 48.  Mr. Roberts is responsible for financial accounting and analysis.  Mr. Roberts joined JMC in 1994 and the Company in 1997.  He has been employed by affiliates of the Company since 1989 in various capacities of increasing responsibility.

Mr. Christopher B. Tigno, General Counsel, age 51.  Mr. Tigno is responsible for all legal matters of the Company and JMC and its related companies, including supervision of outside counsel, documentation of aircraft asset acquisition transactions and corporate and securities matters.  He has also served as General Counsel of Structured Funding, Inc. since 2005 and of CMA since 1996.  He joined the Company in 1997 and joined JMC and CMA in 1996.  He was also Senior Counsel with the law firm of Wilson, Ryan & Campilongo from 1992 to 1996, and prior to that was associated with the law firm of Fenwick & West from 1988 to 1992 and the law firm of Morrison & Foerster from 1986 to 1988.  Mr. Tigno received his Juris Doctor Degree from the University of California at Berkeley, Boalt Hall School of Law, and was admitted to the California Bar in 1986.  He also holds a Bachelor's Degree in Chemical Engineering from Stanford University.

Executive Compensation

Because the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its executive officers.  Instead, the executive officers of the Company are compensated in their capacities as employees of JMC.  JMC is an at-will employer, and none of the Company’s current executive officers has an employment agreement with JMC.  The compensation paid by JMC to the Company’s executive officers consists solely of base salary plus bonus payments.  Mr. Neal Crispin, in his capacity as President of JMC, has sole discretion in determining annual salary and bonus payments for the JMC officers and employees, including his own salary and bonus.

The following table sets forth certain information for the fiscal years ending December 31, 2012 and December 31, 2011, concerning compensation paid by JMC to the Company’s executive officers who were serving as such at December 31, 2012:

Name and Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)

Neal D. Crispin President & Chairman	2012 2011	1 1	0 0	0 0	1 1

Toni M. Perazzo, Senior VP, Finance and CFO	2012 2011	310,208 310,000	100,000 0	0 0	410,208 310,000

JMC Management Fee and Risk Management

Because the Company has no employees, it has no compensation policies or practices that are reasonably likely to have a material adverse effect on the Company.  However, the structure of the Company’s management fee arrangement with JMC may affect the Company’s risk exposure.  All decisions regarding acquisitions and disposal of assets from the Company’s portfolio are made by JMC.  JMC is paid a management fee based on the net asset value of the Company’s portfolio.  JMC also receives a one-time asset acquisition fee upon purchase of an asset by the Company, and a one-time sale fee upon disposal of an asset and may receive a remarketing fee upon the re-lease of an asset.

Under this management fee structure, a larger volume of acquisitions generates acquisition fees and also increases the periodic management fee by increasing the size of the asset portfolio.  This management fee structure may create a situation where a decision by JMC for the Company to forego an asset acquisition transaction deemed to be an unacceptable business risk due to the lessee or the asset type is in conflict with JMC's own pecuniary interest, and conversely a situation where a decision by JMC for the Company to pursue an asset acquisition transaction that presents significant business risk due to the lessee or the asset type furthers JMC’s own pecuniary interest.  As a result, the management fee structure could act to incent greater risk-taking by JMC in asset acquisition decision-making.

The Company has established objective target guidelines for yields on acquired assets.  Further, the Board, including outside independent directors, must approve any acquisition that involves a new asset type.  While the Company currently believes the foregoing are effective mitigating factors against undue compensation-incented risk-taking by JMC, there is no assurance that such mechanisms can entirely and effectively eliminate such risk.

Compensation Committee Interlocks And Insider Participation

Neal D. Crispin and Toni M. Perazzo are executive officers and directors of both the Company and JMC.  As described above under “Employee Compensation,” the Company receives management services from JMC and has no employees and does not pay any compensation to its executive officers.  The Company does not have a compensation committee because it has no employees.  None of the Company’s executive officers serves on a compensation committee (or any other committee of the board of directors performing similar functions), and there were no interlocks or insider participation between any member of the Board of Directors and any member of the board of directors or any compensation committee of another entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 11, 2013, by: (i) each person or entity that is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; and (iii) all directors and executive officers as a group.

Name, Position & Address	No. of Shares (1)	Percentage of Common Stock (2)
Neal D. Crispin Chairman of Board of Directors, President, and Principal Stockholder (3)(4)(6)	332,005	20.44%
Toni M. Perazzo Director, Sr. Vice President-Finance, Secretary and Principal Stockholder (3)(5)(6)	332,005	20.44%
Thomas W. Orr Director (3)	1,700	*
Evan M. Wallach Director (3)	100	*
Roy E. Hahn Director (3)	0	*
All directors and executive officers as a group (5 persons)	333,805	20.55%
JetFleet Holding Corp. Principal Stockholder (7)	198,067	12.19%
Seabreeze Capital Management, LLC (8)	248,507	15.30%
Lee G. Beaumont (9)	152,500	9.39%
Whitebox Advisors, LLC (10)	81,224	5.00%
----------------------------------

*  Less than 1%

Footnotes to Security Ownership:

(1)         Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.  Beneficial ownership of shares is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after, March 11, 2013.

(2)         For purposes of calculating percentages, 1,624,481 shares were used as the total outstanding shares, consisting of 1,543,257 shares of outstanding Common Stock (excluding Company treasury stock) as of March 11, 2013, plus 81,224 shares issuable upon exercise of outstanding warrants exercisable on March 11, 2013 or within sixty (60) days thereafter.

(3)         The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(4)         Includes 198,067 shares owned by JetFleet Management Corp., a wholly owned subsidiary of JetFleet Holding Corp., of which Mr. Crispin is an officer, director and/or principal shareholder; 49,550 shares held by Applegate Trust, an irrevocable trust, of which Mr. Crispin is a beneficial owner; and 49,550 shares beneficially owned by his spouse, Ms. Toni Perazzo, through the Stargate Trust.

(5)         Includes 198,067 shares owned by JetFleet Management Corp., a wholly owned subsidiary of JetFleet Holding Corp., of which Ms. Perazzo is an officer, director and/or principal shareholder and 49,550 shares held by Stargate Trust, an irrevocable trust, of which Ms. Perazzo is a beneficial owner, and 49,550 shares beneficially owned by her spouse, Mr. Neal D. Crispin, through the Applegate Trust.

(6)         The shares listed for Mr. Crispin and Ms. Perazzo represent the same shares, not separate lots of shares.  Mr. Crispin and Ms. Perazzo are deemed to be beneficial owner of all shares owned by the other.

(7)         Consists of 198,067 shares owned by a wholly owned subsidiary, JetFleet Management Corp.

(8)         Based solely on a Schedule 13G/A filed with the SEC on February 4, 2013, Seabreeze Capital Management, LLC has sole voting power and sole dispositive power with respect to 248,507 shares as of December 31, 2012.  Seabreeze Capital Management, LLC, 3511 Venture Drive, Huntington Beach, CA 92649.

(9)         Based solely on a Schedule 13G/A filed with the SEC on January 3, 2013, Lee G. Beaumont has sole voting power and sole dispositive power with respect to 152,500 shares as of December 31, 2012.  Lee G. Beaumont, 2090 Centro Street, East, Tiburon, CA 94920

(10)         Based solely on a Schedule 13G filed with the SEC on February 14, 2012, Whitebox Advisors, LLC, its affiliates and affiliated funds, together, have shared voting power and dispositive power with respect to 81,224 shares of the Company’s Common Stock as of December 31, 2012.  Includes shares and warrants exercisable for shares owned by Whitebox Multi-Strategy Advisors, LLC, Whitebox Multi-Strategy Partners, L.P., Whitebox Multi-Strategy Fund, L.P., Whitebox Multi-Strategy Fund, Ltd., Whitebox Small Cap Long Short Equity Advisors, LLC, Whitebox Small Cap Long Short Equity Partners LP, Whitebox Small Cap Long Short Equity Fund LP, Whitebox Small Cap Long Short Equity Fund Ltd., Pandora Select Advisors, LLC; Pandora Select Partners, LP; Pandora Select Fund, LP; and Pandora Select Fund, Ltd.  Whitebox Advisors, LLC, 3033 Excelsior Blvd. Ste 300, Minneapolis, MN 55416.

RELATED PARTY TRANSACTIONS

Management Agreement. JMC acts as the management company for the Company under the Management Agreement, dated December 31, 1997, as amended on February 3, 1998, between JMC and the Company (the “Management Agreement”).  The officers of the Company are also officers of JMC and two members of JMC’s Board of Directors are on the Board of Directors of the Company.

Under the Management Agreement, the Company pays a monthly management fee to JMC equal to 0.25% of the net book value of the Company’s assets as of the end of the month for which the fee is due.  In addition, JMC may receive an acquisition fee for locating assets for the Company, provided that the aggregate purchase price including chargeable acquisition costs and any acquisition fee does not exceed the fair market value of the asset based on appraisal, and may also receive a remarketing fee in connection with the sale or re-lease of the Company’s assets.  The management fees, acquisition fees, and remarketing fees may not exceed the customary and usual fees that would be paid to an unaffiliated party for such services.  During 2011 and 2012, the Company recognized as expense $3,715,400 and $4,166,200, respectively, of management fees payable to JMC.  In connection with asset purchases during 2011 and 2012, the Company paid JMC a total of $184,000 and $1,066,000, respectively, in acquisition fees, which are included in the capitalized cost of the assets.  Remarketing fees accrued to JMC were $363,500 and $259,000 in 2011 and 2012, respectively.

Office Space.  The Company maintains its principal office at the offices of JMC at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, without reimbursement to JMC.

Certain Transactions.  In August 2009, the Company entered into an agreement (the "Assignment Agreement") with Lee G. Beaumont in which Mr. Beaumont assigned to the Company his rights to purchase certain aircraft engines from an unrelated third party seller.  In January 2012, Mr. Beaumont became a “related person” with respect to the Company due to his acquisition on the open market of shares representing over 5% of the Company’s Common Stock.  Mr. Beaumont received the second and the third final installments of $66,700 due under the Assignment Agreement from the Company in the years ended December 31, 2011 and 2012, in addition to certain fees paid by JMC to Mr. Beaumont in connection with placement of the engines with new or renewing lessees.

In connection with a subordinated debt financing entered into in 2007 and 2008, the Company issued notes with an aggregate principal amount of $14 million and warrants (“Warrants”) to purchase up to 81,224 shares of the Company’s Common Stock exercisable upon repayment of the notes on December 30, 2011.  The Warrants are now held by various entities affiliated with Whitebox Advisors, LLC (“Whitebox Entities”).  Since the Warrants became exercisable on December 30, 2011, and the shares issuable upon exercise of the Warrants constitute over 5% of the Common Stock of the Company, the Whitebox Entities became “related persons” with respect to the Company on October 31, 2011.  The subordinated debt was fully paid on December 30, 2011, and the Whitebox Entities received $228,200 and $0 in interest payments during 2011 and 2012, respectively.

16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2012 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before 2014 Annual Meeting of Stockholders (“2014 Annual Meeting”). For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely for the 2014 Annual Meeting, notice of stockholder proposals must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company between January 2, 2014 and February 1, 2014.  A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2014 Annual Meeting must be received by the Company not later than November 22, 2013, in order to be considered for inclusion in the Company's proxy materials for that meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available without charge to each person solicited by this Proxy Statement upon the written request of such person to Investor Relations, AeroCentury Corp., 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2013

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 are available online at:

http://www.aerocentury.com/downloads.htm

OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement, nor has it received any notice of any matter by the deadline prescribed by SEC Rule 14a-4(c).  Without limiting the Company’s ability to apply the advance notice provisions in its Amended and Restated Bylaws with respect to the procedures that must be followed for a matter to be properly presented at an annual meeting, if other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold.  YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.  Stockholders of record who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/Neal D. Crispin

Neal D. Crispin, President
March 28, 2013
Burlingame, California